UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒       Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material under §240.14a-12

TECHPRECISION CORPORATION

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required

☐       Fee paid previously with preliminary materials.

☐       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

September 2, 2026

Dear Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of TechPrecision Corporation. The meeting will be held virtually on September 29, 2026 at 10:00 a.m., Eastern Time. We will hold our annual meeting in virtual format only via live audio webcast, instead of holding the meeting in Westminster, Massachusetts or at any physical location. You or your proxyholder may participate, vote and examine our stockholder list at the virtual annual meeting by visiting https://www.cstproxy.com/techprecision/2026 and using the control number provided with your proxy materials. At the Annual Meeting, the stockholders will be asked to (i) elect five directors for a term of one year until our 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (ii) ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending March 31, 2027, (iii) approve the compensation of our named executive officers, in an advisory vote, (iv) approve the amended and restated TechPrecision Corporation 2016 Equity Incentive Plan, and (v) transact any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, if you hold your shares in registered form, please vote by mobile device or electronically over the Internet, or if you requested a printed copy of the proxy materials be mailed to you, sign, date and return the proxy card enclosed therewith as soon as possible. If, on the other hand, you hold your shares through a bank, brokerage firm or other nominee, please follow the voting instructions provided to you by your bank, brokerage firm or other nominee. We encourage you to vote by proxy to ensure that your shares are represented and voted at the meeting, even if you plan on attending the meeting virtually.

I look forward to virtually seeing you on September 29, 2026.

Sincerely,

Alexander Shen

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

1 Bella Drive
Westminster, MA 01473
Main: (978) 874-0591

Date: September 29, 2026

Time: 10:00 a.m. Eastern Time

Location: https://www.cstproxy.com/techprecision/2026

The Annual Meeting of Stockholders of TechPrecision Corporation will be held at the time and virtual location noted above. At the meeting, we will ask you to:

1.       Elect five directors: Andrew A. Levy, General Victor E. Renuart Jr. (Ret.), Walter M. Schenker, Alexander Shen and Robert D. Straus;

2.       Ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2027;

3.       Approve the compensation of our Named Executive Officers (as defined herein), in an advisory vote;

4.       Approve the amended and restated TechPrecision Corporation 2016 Equity Incentive Plan; and

5.       Transact any other business properly brought before the meeting.

You may vote if you were the record owners of TechPrecision Corporation common stock at the close of business on August 27, 2026, the record date. A list of stockholders of record will be available at https://www.cstproxy.com/techprecision/2026 (the website for the annual meeting) during the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1 Bella Drive, Westminster, Massachusetts 01473.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, on or about September 2, 2026, we will mail to all stockholders of record paper copies of this Proxy Statement, our Annual Report to Stockholders on Form 10-K for our fiscal year ended March 31, 2026 and form of proxy card, as well as providing access to those proxy materials on a publicly accessible website. This Proxy Statement, form of proxy card, and the other Annual Meeting materials are available on the internet at https://www.cstproxy.com/techprecision/2026.

Your vote is important. To be sure your vote counts and assure a quorum, please vote by mobile device or over the Internet or, if you requested a printed copy of the proxy materials be mailed to you, vote, sign, date and return the proxy card enclosed therewith, as soon as possible, regardless of whether you plan to virtually attend the meeting; or if you hold your shares through a bank, brokerage firm or other nominee, please follow the instructions for voting provided by your bank, brokerage firm or other nominee, regardless of whether you plan to attend the meeting virtually.

By order of our board of directors,

Alexander Shen,

Chief Executive Officer

PROXY STATEMENT

This Proxy Statement and our Annual Report to Stockholders for our fiscal year ended March 31, 2026 (‘‘fiscal 2026’’) are being made available via Internet access beginning on or about September 2, 2026, to the owners of all outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), of TechPrecision Corporation (referred to as “we,” “us,” “our,” “TechPrecision,” or the “Company”) as of August 27, 2026, the record date (the “Record Date”), in connection with the solicitation of proxies by our board of directors for our Annual Meeting of Stockholders (the “Annual Meeting”). This proxy procedure is necessary to permit all stockholders, some of whom may be unable to attend the Annual Meeting virtually, to vote on the matters described in this Proxy Statement. Our board of directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 29, 2026.

The proxy statement and the annual report to stockholders are available at
http://www.techprecision.com/reports_and_proxy.html

TABLE OF CONTENTS

Page

Information About Voting	1
Solicitation of Proxies	1
Agenda Items	1
Who Can Vote	1
How to Vote	1
Broker Non-Votes	2
Revoking a Proxy or Changing Your Vote	2
Quorum Requirement	3
Vote Required for Action	3
Recommendation of our Board of Directors	4
Proposal One — Election of Directors	5
Corporate Governance	6
Directors/Nominees	6
Information About Our Board of Directors	8
Meetings	8
Independence	8
Board Leadership Structure and Role in Risk Oversight	8
Committees	8
Stockholder Communications	10
Employee, Officer and Director Hedging	11
Board of Directors Compensation	11
Security Ownership of TechPrecision	12
Security Ownership of Certain Beneficial Owners and Management	12
Changes in Control	13
Executive Compensation	14
Summary Compensation Table	14
Outstanding Equity Awards at Fiscal Year-End Table	14
Employment Agreements	14
2016 Plan	16
Additional Retirement Benefits	17
Compensation Policies and Practices and Risk Management	17
Related Party Transactions	20
Certain Relationships and Related Transactions	20
Proposal Two — Ratification of the Selection of CBIZ CPAs P.C. as Our Independent Registered Public Accounting Firm for the Fiscal Year ending March 31, 2027	21
Audit Committee Report	22
Principal Accountant Fees	23

Information About Voting

Solicitation of Proxies

Our board of directors is soliciting proxies for use at the Annual Meeting to be in virtual format on September 29, 2026 at 10:00 a.m. Eastern Time, at https://www.cstproxy.com/techprecision/2026 (the website for the Annual Meeting), and any adjournments of that meeting.

Agenda Items

The agenda for the Annual Meeting is to:

1.       Elect five directors: Andrew A. Levy, General Victor E. Renuart Jr. (Ret.), Walter M. Schenker, Alexander Shen and Robert D. Straus;

2.       Consider and ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2027;

3.       Approve our Named Executive Officers’ compensation, in an advisory vote;

4.       Approve the amendment and restatement of the TechPrecision Corporation 2016 Equity Incentive Plan (the “Amended and Restated Plan”); and

5.       Transact any other business properly brought before the meeting.

Who Can Vote

You can vote at the Annual Meeting if you are a holder of Common Stock as of the record date. The record date is the close of business on August 27, 2026. You will have one vote for each share of Common Stock you hold. As of August 27, 2026, there were 10,133,261 shares of Common Stock outstanding and entitled to vote.

How to Vote

For Shares Held Directly in the Name of the Stockholder

If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may vote your shares in one of four ways:

●	Electronically at the meeting. If you attend the virtual Annual Meeting, you may vote electronically at the Annual Meeting. To attend, you must go to the meeting website at https://www.cstproxy.com/techprecision/2026 and enter the 12- or 16-digit control number found on your Internet Notice, proxy card or voting instruction form. Please note you will only be able to attend, participate and vote in the Meeting using this website.

●	By Mail. If you requested a printed copy of the proxy materials be mailed to you and choose to vote by mail, complete the proxy card enclosed with the printed materials, date and sign it, and return it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted at the Annual Meeting for all the director nominees and in favor of each of Proposals 2, 3 and 4 listed above under “ – Agenda Items”;

●	By Mobile voting using a smartphone or tablet. If you choose to vote by mobile device, scan the QR Barcode imprinted on the Internet Notice or proxy card using either a smartphone or tablet, and you will be taken directly to the internet voting site; or

●	By Internet. If you choose to vote electronically over the Internet, visit proxyvote.com and follow the instructions on your Internet Notice or proxy card.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee

If you hold your shares through a bank, brokerage firm or other nominee, you will receive instructions from that bank, brokerage firm or other nominee on how to vote. You must follow these instructions in order for your shares to be voted.

Use of Proxies

A proxy is your legal designation of another person to vote your shares on your behalf at the Annual Meeting. The person you designate is called a proxy. When you designate someone as your proxy in a written document, that document also is called a proxy or proxy card. The proxy card accompanying the printed copy of this Proxy Statement is solicited by the Company’s board of directors for the Annual Meeting. By signing and returning it, you will be designating Alexander Shen and Phillip Podgorski as proxies to vote your shares at the Annual Meeting based on your direction. You also may designate your proxies and direct your votes by mobile device or over the Internet as described above.

Unless you tell us to vote differently when submitting your vote by mobile device, electronically over the Internet or, if you requested a printed copy of the proxy materials be mailed to you, in your proxy card, we will vote shares represented by signed and returned proxies: (i) FOR all of the nominees for director listed in this proxy statement; (ii) FOR the ratification of our selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2027; (iii) FOR the approval of the compensation of our Named Executive Officers (as defined in the rules of the Securities and Exchange Commission), in an advisory vote; and (iv) FOR the approval of the Amended and Restated Plan. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote shares represented by proxies according to their best judgment.

Broker Non-Votes

A broker non-vote occurs when banks, brokerage firms or other nominees holding shares on behalf of a stockholder do not receive voting instructions from the beneficial owner by a specified date before the Annual Meeting and do not have discretionary authority to vote those undirected shares on specified matters under applicable rules. We believe that banks, brokerage firms and other nominees have this discretionary authority with respect to the ratification of our selection of the independent registered public accountants (Proposal No. 2), but do not have such discretionary authority with respect to the election of directors (Proposal No. 1), approval of the compensation of our Named Executive Officers (Proposal No. 3) or approval of the Amended and Restated Plan (Proposal No. 4). If you are the beneficial owner of shares of our Common Stock that are held of record by a bank, brokerage firm or other nominee and do not provide such holder with voting instructions on matters with respect to which it does not have discretionary authority, there will be a broker non-vote with respect to your shares on each such matter.

Revoking a Proxy or Changing Your Vote

For Shares Held Directly in the Name of the Stockholder

If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

●	Submitting a later-dated proxy by mail, on a mobile device or over the Internet;

●	Sending a written notice to our corporate secretary. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the Annual Meeting to:

TechPrecision Corporation
1 Bella Drive
Westminster, MA 01473
Attention: Corporate Secretary

or

●	Attending the Annual Meeting and voting virtually by visiting the Annual Meeting website at https://www.cstproxy.com/techprecision/2026. Your virtual attendance at the Annual Meeting will not in and of itself revoke your proxy. You also must vote your shares at the Annual Meeting to effectively revoke your previously delivered proxy.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee

If you hold your shares through a bank, brokerage firm or other nominee, you may change your vote at any time by:

●	Submitting a later-dated voting instruction form by mail to your bank, brokerage firm or other nominee;

●	Submitting a later-dated mobile or Internet vote in accordance with instructions set forth on the voting instruction form provided to you by your bank, brokerage firm or other nominee; or

●	Attending the Annual Meeting and voting virtually by visiting the meeting website at https://www.cstproxy.com/techprecision/2026 and entering the 12- or 16-digit control number found on the Internet Notice or voting instruction form sent to you by your bank, broker or other holder of record. Your virtual attendance at the Annual Meeting will not in and of itself revoke your voting instructions to your bank, brokerage firm or other nominee. You also must vote your shares at the Annual Meeting to effectively revoke your previously delivered voting instructions.

Quorum Requirement

We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the outstanding shares of Common Stock as of the Record Date entitled to vote at the Annual Meeting either attend the Annual Meeting virtually or are represented by proxy. Abstentions and broker non-votes will be considered to be represented for purposes of determining a quorum.

Vote Required for Action

Because this is an uncontested election, a majority of the votes cast is required for the election of the directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified. This means that a director nominee will be elected if he or she receives more “FOR” than “AGAINST” votes. Abstentions and broker non-votes will have no effect. Pursuant to the Second Amended and Restated Bylaws, in the event that a director nominee receives more “AGAINST” than “FOR” votes, he or she shall tender his or her resignation to the Board, which shall decide within 90 days following the date of the certification of election results whether it shall accept or reject his or her resignation. You are not permitted to cumulate your votes for purposes of electing directors. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote and have no effect on the results of this vote.

Approval of the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2027 will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either virtually or by proxy, assuming a quorum is present. Abstentions will not be counted as votes for or against this proposal and will have no effect on the outcome of the vote. Broker non-votes will have no effect on the outcome of this proposal. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Approval of the compensation of our Named Executive Officers, on an advisory basis, will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either virtually or by proxy, assuming a quorum is present. The vote to approve the compensation of our Named Executive Officers is advisory, and therefore not binding on us or our board of directors. Our board of directors values the opinions of our stockholders and to the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate whether any actions are necessary to address those concerns. Abstentions and broker non-votes will not be counted as votes for or against this proposal and will have no effect on the outcome of the vote.

Approval of the Amended and Restated Plan will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either virtually or by proxy, assuming a quorum is present. Abstentions and broker non-votes will not be counted as votes for or against this proposal and will have no effect on the outcome of the vote.

Recommendation of our Board of Directors

As to the proposals to be voted on at the Annual Meeting, our board of directors unanimously recommends that you vote:

●	FOR the election of each of the nominees named in Proposal No. 1 to our board of directors;

●	FOR Proposal No. 2, the ratification of the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2027;

●	FOR Proposal No. 3, the advisory approval of the compensation of our Named Executive Officers; and

●	FOR Proposal No. 4, the approval of the Amended and Restated Plan.

Proposal One — Election of Directors

Our board of directors currently consists of five directors, each of whose terms will expire at this Annual Meeting. Our five nominees for director this year are Andrew A. Levy, General Victor E. Renuart Jr. (Ret.), Walter M. Schenker, Alexander Shen and Robert D. Straus, all of whom are incumbents who were previously elected by our stockholders at our 2025 Annual Meeting of Stockholders. Biographical information about the nominees is provided below under “Corporate Governance – Directors/Nominees.”

Each nominee has consented to being named in the proxy statement and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominees and for such substitute nominee as may be selected by our board of directors. The term of office of each person elected as a director will continue for one year, until his or her successor is duly elected and qualified, or until his or her earlier resignation, removal or death. The nominees receiving more “FOR” votes than “AGAINST” votes shall be elected as directors.

Our board of directors recommends a vote “FOR” the election of Andrew A. Levy, General Victor E. Renuart Jr. (Ret.), Walter M. Schenker, Alexander Shen and Robert D. Straus to our board of directors.

Corporate Governance

Directors/Nominees

Information about the nominees is provided below. Messrs. Levy, Schenker, Shen, Straus and Renuart currently serve on our board of directors. There are no family relationships between or among any director or executive officer of the Company.

Name	Age	Position
Victor E. Renuart Jr. (1)(3)	75	Chair of the Board
Robert D. Straus(2)(3)	55	Vice-Chair of the Board
Andrew A. Levy(1)(2)	79	Director
Walter M. Schenker(1)(3)	79	Director
Alexander Shen	64	Director; Chief Executive Officer

(l)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

Victor Eugene Renuart Jr., Retired General, U.S. Air Force has been a member of our board of directors since December 2024. Since November 2011, General Renuart has been the president and founder of The Renuart Group, LLC, a private consulting and project management firm focused on defense, homeland security, efficient energy use, and public-private partnership projects for domestic and international clients. Since January 2014, General Renuart has served on the board of directors and as a member of the finance committee of Griffon Corporation (GFF), a New York Stock Exchange listed company that engages in a wide range of industries including, consumer and professional products, home and building products, defense electronics and specialty plastic films. From August 2010 to January 2012, he served as the senior military advisor to the chief executive officer and vice president-national security of BAE Systems, Inc., a multinational defense, security, and aerospace company. General Renuart previously served as the commander of North American Aerospace Defense Command (NORAD) and United States Northern Command (NORTHCOM) from March 2007 to May 2010. During General Renuart’s tenure in the U.S. Air Force, he also served as a senior military assistant to the Secretary of Defense for Secretaries Donald Rumsfeld and Robert Gates; Director of Strategic Plans and Policy, The Joint Staff; Vice Commander, Pacific Air Forces; and Director of Operations, United States Central Command. In addition, General Renuart currently serves on the board of directors of Kymeta Corp., a private satellite systems manufacturer, Precision Aerospace Holdings, a private aerospace machining corporation, and previously served on the boards of various other private companies in the defense industry. General Renuart received a Bachelor of Science in Production and Industrial Management from Indiana University – Kelley School of Business as well as a Master of Arts in Psychology from Troy University. He also participated in several Air Force fellowship programs including at The U.S. Army War College and The Johns Hopkins University.

General Renuart’s proven military, governmental and corporate leadership record, his extensive experience in multi-national strategic and operational planning, fiscal oversight of large organizations with annual multi-billion-dollar budgets as well as his public company and private company board of directors experience provide him with unique skills, insights and qualifications to serve as a member of the Company’s Board of Directors.

Robert D. Straus has been a member of our board of directors since December 2024 and currently serves as Vice Chair of the Board, Chair of the Nominating & Governance Committee and a member of the Compensation Committee. Mr. Straus is an institutional portfolio manager with over 25 years of proven experience investing in and serving as an advisor to C-suite executives or public and private companies. Since August 2025, Mr. Straus has served as the General Partner and Investment Manager at Aquidneck Advisors LLC, an investment firm that leverages extensive board and constructive activism experience to identify and trigger latent catalysts in undervalued, publicly-traded companies. Since March 31, 2025, Mr. Straus has served as a consultant – special projects at Wynnefield Capital, Inc. (“WCI”), an investment firm specializing in private and small-cap publicly-traded companies. From April 2015 to March 2025, Mr. Straus served as a portfolio manager at WCI. Since June 2017, Mr. Straus has served on the board of directors of Nature’s Sunshine (NATR), a NASDAQ CM listed company manufacturing and distributing nutritional supplements, where he serves as Chair of the Compensation Committee and a member of the Audit Committee. Mr. Straus previously served on the board of directors of S&W Seed Company. Mr. Straus continues to serve from time to time on the boards of various other private and non-profit companies. Mr. Straus received a Bachelor of Science in Business Administration from the University of Hartford – Barney School of Business and a Master of Business Administration from Bentley University – McCallum Graduate School of Business.

Mr. Straus’ extensive investment, financial, capital allocation and strategic initiative analysis expertise, as well as his significant corporate governance and executive compensation experience serving as a director and board committee member of publicly traded companies provide him with unique skills, insights and qualifications to serve as a member of the Company’s Board of Directors.

Andrew A. Levy has been a member of our board of directors since March 2009. He was a co-founder of Techprecision Corporation in 2006. Mr. Levy practiced tax and corporate law with two large firms in New York City from 1972 to 1978. Since 1978 Mr. Levy has served as President of Redstone Capital Corporation, a boutique investment banking firm. From 2004 Mr. Levy was Chairman of Universal Aerospace Corp. until its sale to private equity in 2016. Mr. Levy was Chaiman of Fraser Volpe Corporation, a defense electro-optical firm, from 2003 to its sale in 2017. Mr. Levy holds a B.S. in Engineering from Yale University and a J.D. from Harvard Law School.

Mr. Levy combines an engineering and legal background that enables him to understand the operational aspects of our business and an investment banking background that which qualifies him to assess our growth strategies.

Walter M. Schenker has been a member of our board of directors since December 2016. Since June 2010, Mr. Schenker has served as General Partner and Portfolio Manager at MAZ Capital Advisors, an investment partnership, where his responsibilities include, among other things, managing the firm’s portfolio of investments. From 1999 to 2010, Mr. Schenker was a Principal at Titan Capital Management, LLC, a registered investment adviser and hedge fund. On April 4, 2019, Mr. Schenker became a director of Andina Acquisition Corporation III, a Nasdaq-listed blank check company. Mr. Schenker previously served on the board of directors and audit committee of Sevcon, Inc., a Nasdaq-listed global supplier of control and power solutions for zero-emission, electric and hybrid vehicles, from 2013 until that company’s acquisition in September 2017. Mr. Schenker holds a B.S. from Cornell University and an M.B.A. in Finance from Columbia University.

Mr. Schenker’s previous experience serving on the board of directors of a publicly traded company and his vast experience investing in both public and private companies enables him to provide our board of directors with insight into how to best manage the Company and execute our growth strategy.

Alexander Shen was appointed Chief Executive Officer of TechPrecision on November 14, 2014 and became a director on our board of directors on September 15, 2022. Since June 2014, Mr. Shen has served as President of our Ranor subsidiary, and he also served as president of our WCMC subsidiary. Mr. Shen has experience in a broad range of industries including metal fabrication, automotive, contract manufacturing, safety and security, and industrial distribution. Prior to joining us, Mr. Shen served in 2013 as President of SIB Development and Consulting, a firm specializing in fixed, monthly cost reduction. Mr. Shen served as President of Tydenbrooks Security Products Group, a security products company, from July 2011 to December 2012. Mr. Shen served as President and Chief Executive Officer of Burgon Tool Steel Company between January 2009 and June 2011 and served as Chief Executive Officer of Ryerson Mexico & Vice President — International for Ryerson, Inc., a multi-national distributor and processor of metals, from 2007 to 2009. Mr. Shen was Division General Manager & Chief Operating Officer at Sumitomo Electric Group from 1998 to 2007, focused on automotive electrical and electronic products. Prior to 1998, he had a 10-year career at the Automotive Division of Alcoa Inc. with roles of increasing responsibility. Mr. Shen began his career with General Motors, moving to Chrysler, before joining Alcoa Inc. His career includes multiple international management roles in Japan, China, Mexico, and Europe, and he is fluent in the Chinese and Japanese languages and cultures. Mr. Shen holds a B.S. in Engineering from Michigan State University.

Mr. Shen’s long experience in manufacturing and his current role as Chief Executive Officer of the Company led to the board’s decision that he should serve on the board of directors.

Information About Our Board of Directors

Meetings

During fiscal 2026, our board of directors held four meetings, the Audit Committee held five meetings, the Compensation Committee held one meeting and the Nominating and Corporate Governance Committee held one meeting. Each incumbent director attended at least 75% of the total number of meetings of the board of directors and the committees on which he served during fiscal 2026. While we encourage all members of our board of directors to attend annual meetings of stockholders, there is no formal policy as to their attendance. Each of our directors attended the annual meeting of stockholders in 2025 by teleconference.

Independence

We evaluate the independence of our directors in accordance with the listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”), the national securities exchange on which our common stock trades, and the regulations promulgated by the Securities and Exchange Commission (the “SEC”). Nasdaq’s rules require that a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Under Nasdaq rules, we are required to have a board of directors comprised of a majority of independent directors. Accordingly, after review of all relevant transactions and relationships between each director, or any of his family members, and us, our senior management and our independent registered public accounting firm, our board of directors has determined that the following directors, which comprise a majority of the members of our board of directors, are independent directors within the meaning of the Nasdaq listing standards: Andrew A. Levy, Victor E. Renuart Jr. (Ret.), Walter M. Schenker and Robert D. Straus.

Board Leadership Structure and Role in Risk Oversight

General Victor E. Renuart Jr. (Ret.) currently serves as the Chair of our board of directors and has served as the Chair of our board of directors since December 2024. The Company’s Corporate Governance Guidelines provide that the board of directors believes that the Company and our stockholders are best served by having the role of Chair of our board of directors and Chief Executive Officer positions separate. We believe that having these roles separated better facilitates the independent functioning of the board of directors, while allowing our management to more closely focus on our business operations.

The Audit Committee of the board of directors takes an active risk oversight role by meeting with our senior management team on a regular basis and reviewing and approving key risk policies and risk tolerances. The Audit Committee is responsible for ensuring that we have in place a process for identifying, prioritizing, managing and monitoring our critical risks. Furthermore, our board of directors, with input from the Audit Committee, regularly evaluates our management infrastructure, including personnel competencies and technologies and communications, to ensure that key risks are being properly evaluated and managed.

Committees

Our board of directors has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

Audit Committee

The members of the Audit Committee are Mr. Schenker (Chair), Mr. Levy and Mr. Renuart. Our board of directors has determined that Mr. Schenker, who is the Chair of the Audit Committee, is an “audit committee financial expert” as that term is defined under the applicable rules and regulations of the SEC. Our board of directors has determined that Messrs. Schenker, Levy and Renuart each satisfy the independence standards for the Audit Committee established by the applicable rules and regulations of the SEC and Nasdaq.

The primary purpose of the Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee is responsible for selecting, compensating, overseeing and terminating our independent registered public accounting firm.

The Audit Committee charter is posted and can be viewed in the “Corporate Governance” section of our website at www.techprecision.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Messrs. Straus, Renuart and Schenker, each of whom, our board of directors determined, is independent under the Nasdaq listing standards. The chair of our Nominating and Corporate Governance Committee is Mr. Straus. The Nominating and Corporate Governance Committee was created on May 5, 2023.

Specific responsibilities of our Nominating and Corporate Governance Committee include:

●	evaluating and recommending to our board of director nominees for each election of directors;

●	determining criteria for selecting new directors, including desired board skills, experience and attributes;

●	considering any nominations of director candidates validly made by our stockholders;

●	reviewing and making recommendations to our board of directors concerning qualifications, appointment and removal of committee members;

●	developing, recommending for approval by our board of directors and reviewing on an ongoing basis the adequacy of the corporate governance principles applicable to us, including, but not limited to, director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation;

●	reviewing and making recommendations regarding the committee structure and composition;

●	reviewing and recommending to our board of directors changes to our bylaws as needed;

●	developing orientation materials for new directors and corporate governance-related continuing education for all directors; and

●	overseeing succession planning for executive officers.

Stockholders may recommend individuals to our board of directors for consideration as potential director candidates by timely submitting their name, along with the additional information and materials required by our by-laws, to TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary. Our by-laws provide that stockholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of stockholders must provide timely notice of their proposal in writing to the corporate secretary. Please see the section of this Proxy Statement titled “Stockholder Proposals for the 2027 Annual Meeting” for more information regarding the submission of stockholder nominations and other proposals.

Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following the same process, and applying the same criteria, discussed above.

The Nominating and Corporate Governance Committee charter is posted and can be viewed in the “Corporate Governance” section of our website at www.techprecision.com and is reviewed on an annual basis by our Nominating and Corporate Governance Committee.

Compensation Committee

Our Compensation Committee consists of Messrs. Levy and Straus, each of whom, our board of directors determined, is independent under the Nasdaq listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The chair of our Compensation Committee is Mr. Levy. The Compensation Committee was created on May 5, 2023.

The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate.

Specific responsibilities of our compensation committee include:

●	reviewing and advising the board of directors concerning our overall compensation philosophy, policies and plans, including reviewing both regional and industry compensation practices and trends;

●	reviewing and approving corporate and personal performance goals and objectives relevant to the compensation of the Company’s chief executive officer, and making recommendations to the board of directors regarding all executive officer compensation (including but not limited to salary, bonus, incentive compensation, equity awards, benefits and perquisites);

●	reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit-sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;

●	reviewing and discussing with management the disclosures regarding executive compensation to be included in our public filings or stockholder reports;

●	reviewing and recommending to our board of directors the compensation paid to our directors; and

●	overseeing, jointly with the full board, engagement with proxy advisory firms on executive compensation matters.

The Compensation Committee charter is posted and can be viewed in the “Corporate Governance” section of our website at www.techprecision.com and is reviewed on an annual basis by our Compensation Committee.

Stockholder Communications

We have a process by which stockholders may communicate with our board of directors. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to the board of directors of TechPrecision Corporation, c/o Corporate Secretary, 1 Bella Drive, Westminster, MA 01473. Our corporate secretary will forward all mail received at our corporate office that is addressed to our board of directors or any particular director. However, communications that are unrelated to the duties and responsibilities of the board of directors, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements, may not be forwarded to the board of directors. In addition, any material that is unduly hostile, threatening or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any director upon request.

Code of Business Ethics and Conduct

We have adopted a written Code of Business Ethics and Conduct. Our Code of Business Ethics and Conduct is intended to document the principles of conduct and ethics to be followed by all of our directors, officers and employees. Its purpose is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest. The full text of our Code of Business Ethics and Conduct is posted and can be viewed in the “Corporate Governance” section of our website at www.techprecision.com.

Employee, Officer and Director Hedging

The Company’s Insider Trading Policy contains restrictions on the ability of directors, officers and employees to engage in certain transactions that hedge or offset any decrease in the market value of the Company’s securities. Specifically, the Insider Trading Policy prohibits such persons from (i) selling the Company’s securities short, (ii) buying or selling put or call options, or other derivative securities, with respect to the Company’s securities and (iii) entering into hedging or monetization transactions or similar arrangements with respect to Company securities, including zero-cost collars, prepaid variable forward sale contracts, equity swaps and exchange funds.

Board of Directors Compensation

Fees and Equity Awards for Non-Employee Directors

The fee structure for non-employee directors is as follows:

Fee Category	Fees
Non-employee directors	$24,000
Chair – Audit Committee	$7,500
Chairman of the Board	$20,000
Chair – Compensation or the Nominating and Governance Committee	$5,000

In addition, our board of directors has provided that each non-employee director is eligible for an annual grant of shares of restricted stock equivalent to a dollar amount of $45,000 (based on the closing price of our Common Stock on the grant date) under the TechPrecision Corporation 2016 Equity Incentive Plan (the “2016 Plan”) which shall vest on the one-year anniversary of the annual stockholders’ meeting immediately prior to such grant, subject to continued service until such date.

Director Compensation Table

The following table sets forth compensation paid to each non-employee director who served during the fiscal year ended March 31, 2026.

Name	Fees Earned(1)	Stock Awards(2)	Totals
Andrew Levy	$14,500	$117,426	$131,926
Walter M. Schenker	$15,750	$118,676	$134,426
Victor E. Renuart, Jr.	$22,000	$72,626	$94,626
Robert D. Straus	$14,500	$65,126	$79,626

(1)	The members of the board of directors received one-half of the cash fees they were entitled to for fiscal 2026 in cash. The remaining one-half of all fees for fiscal 2026 service were paid in the form of Common Stock and, therefore, are reported in the Stock Awards column.

(2)	Represents the aggregate grant date fair value of Stock Awards computed in accordance with ASC Topic 718. Key assumptions are outlined in Note 7 to our Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026. The Stock Awards consist of the following, which in the case of clauses (ii) and (iii) were granted pursuant to the 2016 Plan: (i) for Mr. Levy and Mr. Schenker only, an October 2, 2025 issuance of Common Stock with a fair value of $52,300 as compensation for services rendered in fiscal 2025; (ii) for each non-employee director, a March 6, 2026 grant of $45,000 of restricted stock as compensation for services rendered in fiscal 2026 that will vest October 28, 2026 (the one-year anniversary of the annual meeting), subject to continued service until such date; and (iii) a March 6, 2026 issuance of Common Stock equal to one-half of the cash fees each director was entitled to for fiscal 2026 service (Mr. Levy and Mr. Straus – $14,500 each; Mr. Schenker – $15,750; and Mr. Renuart, Jr. – $22,000). The aggregate number of stock awards outstanding for each director as of March 31, 2026 was: Andrew Levy – 16,168; Walter M. Schenker – 16,507; Eugene Renuart, Jr. – 18,206; and Robert Straus – 16,168.

Security Ownership of Techprecision

Security Ownership of Certain Beneficial Owners and Management

There are no individuals or entities known by TechPrecision (through their Section 13 filings), excluding directors and Named Executive Officers, to own more than 5% of the outstanding Common Stock as of August 27, 2026.

The following table provides information as to shares of our Common Stock beneficially owned, as of August 27, 2026, by:

●	each of our current directors;

●	each Named Executive Officer; and

●	all current directors and executive officers as a group.

Except as otherwise indicated, each person has the sole power to vote and dispose of all shares of our Common Stock listed opposite his name. Each person is deemed to own beneficially shares of Common Stock that may be acquired upon exercise of stock options if they are vested and exercisable within 60 days of the measurement date, August 27, 2026. As of August 27, 2026, there were 10,133,261 shares of our Common Stock outstanding.

Except as otherwise indicated, the address of each person listed below is c/o TechPrecision Corp., 1 Bella Drive, Westminster, MA 01473.

Name	Shares of common stock	Percentage
Victor E. Renuart Jr.	31,926	*
Andrew A. Levy(1)	406,986	4.01%
Robert Straus	229,889	2.28%
Walter M. Schenker(2)	397,629	3.91%
Alexander Shen(3)	479,793	4.62%
Phillip Podgorski	26,087	*
All executive officers and directors as a group (six individuals)(4)	1,572,310	15.07%

*	Percentage of shares beneficially owned does not exceed one percent of the class.

(1)	Includes 25,000 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of August 27, 2026.

(2)	According to a Schedule 13D filed by Maz Partners LP (“MAZ Partners”), MAZ Capital Advisers, LLC (“MAZ Capital”) and Mr. Schenker on February 13, 2018, MAZ Partners, MAZ Capital and Mr. Schenker share voting and dispositive power over 300,902 shares of the Company’s common stock, which are included in this amount. Mr. Schenker is the sole managing member of MAZ Capital, which is the sole general partner of MAZ Partners. This amount also includes (a) 25,000 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of August 27, 2026 and (b) 71,727 shares of common stock held by Mr. Schenker over which Mr. Schenker has sole voting and sole dispositive power.

(3)	Includes 250,000 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of August 27, 2026.

(4)	Includes 300,000 shares of Common Stock issuable upon the exercise of stock options granted to executive officers and/or directors that may be exercised within 60 days of August 27, 2026.

Changes in Control

To our knowledge, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

Executive Compensation

Summary Compensation Table

The Company’s executive officers during the course of the 2026 fiscal year, based on relevant SEC rules, are set forth below as information for the fiscal years indicated relating to the compensation of (i) Alexander Shen, our chief executive officer, or CEO, and our principal executive officer, or PEO, who also serves as the President of Ranor, Inc., a wholly owned subsidiary of the Company, and (ii) Phillip Podgorski, who has served as our Chief Financial Officer, or CFO, effective as of April 8, 2025 to the present. Together, such individuals are referred to as our Named Executive Officers.

Name and Position	Fiscal Year	Salary	Bonus	Option Awards(1)	StockAwards(2)	All Other Compensation	Total($)
Alexander Shen	2026	$352,693	$500	—	—	$3,854	$357,047
Chief Executive Officer	2025	$334,423	$500	—	—	$2,844	$337,767
Phillip Podgorski (3)	2026	$266,020	$110,500	—	$60,000	—	$436,520
Chief Financial Officer	2025	—	—	—	—	—	—

(1)	There were no option awards granted during fiscal 2026 and 2025.

(2)	Mr. Podgorski received a one-time grant of 78,261 shares of restricted stock under the 2016 Plan pursuant to the CFO Employment Agreement (as defined below), vesting in equal annual installments over three years beginning March 31, 2026. The amount reported in this column represents the fair market value as of the date of the grant of the portion that vested on March 31, 2026. .

(3)	Mr. Podgorski was appointed Chief Financial Officer of the Company effective as of April 8, 2025.

Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)
Alexander Shen(1)	250,000	—	$2.00	December 26, 2026	—	—
Phillip Podgorski(2)	—	—	—	—	52,174	$157,044

(1)	Two-thirds of the options granted to Mr. Shen on December 27, 2016 were vested on the grant date. Subject to Mr. Shen’s continuous employment with the Company through the vesting date, the remaining 83,334 options vested on the first anniversary of the grant date. The options granted to Mr. Shen on August 12, 2015 were cashlessly exercised in full on August 6, 2025 and are no longer outstanding.

(2)	Mr. Podgorski received a one-time grant of 78,261 shares of restricted stock under the 2016 Plan pursuant to the CFO Employment Agreement, vesting in equal annual installments over three years beginning March 31, 2026. The first installment of 26,087 shares vested on March 31, 2026. The aggregate market value is calculated based on the $3.01 closing price of our Common Stock on the last trading day of fiscal 2026.

Employment Agreements

As of March 31, 2026, we had employment agreements with our Chief Executive Officer, Mr. Shen, and our Chief Financial Officer, Mr. Podgorski.

Alexander Shen Employment Agreement

We executed an employment agreement with Mr. Shen on November 17, 2014 (the “CEO Employment Agreement”) to engage Mr. Shen for the position of Chief Executive Officer. The terms of the CEO Employment Agreement provide that Mr. Shen will report directly to our board of directors and others at the direction of the board at such time and in such detail as the board shall reasonably require and his duties and responsibilities shall consist of such powers, duties and responsibilities as are customary for the office of Chief Executive Officer of a company similar in size and stature to the Company.

Pursuant to the CEO Employment Agreement, Mr. Shen receives an annual base salary of $350,000, increased by the board of directors several years ago from $275,000, which may be increased from time to time by the board of directors, and was awarded a one-time grant of options to purchase 250,000 shares of our Common Stock, which vested in three equal amounts on the date of grant and each of the subsequent two anniversaries of the date of grant. The exercise price of the options is equal to the closing market price as of the grant date. Mr. Shen is also eligible for an annual cash performance bonus based upon our financial performance as determined by our board of directors and targeted at up to 75% of Mr. Shen’s annual base salary, which target was increased by the board of directors several years ago, from 60%. Mr. Shen is entitled to participate fully in our employee benefit plans and programs and is entitled to four weeks of vacation per year. Mr. Shen will also be reimbursed for reasonable and necessary out-of-pocket expenses incurred by him in the performance of his duties and responsibilities as Chief Executive Officer. Under the terms of the CEO Employment Agreement, and in connection with his relocation to Westminster, Massachusetts, Mr. Shen was also entitled to assistance with temporary living arrangements and a relocation allowance of $35,000 at the time of his relocation.

Pursuant to the terms of the CEO Employment Agreement and subject to Mr. Shen’s execution of a release of claims in favor of the Company, in the event we terminate Mr. Shen’s employment without “cause” (as defined below) or Mr. Shen resigns his employment for “good reason” (as defined below) at any time during the six-month period following a change in control, he will be entitled to receive continuation of his base salary for twelve months following termination of his employment, payable under the Company’s normal payroll practices. We may terminate the CEO Employment Agreement for cause upon seven days written notice, during which period Mr. Shen may contest his termination before our board of directors.

In general, “cause” is defined as: (i) Mr. Shen’s refusal to perform material duties and responsibilities or follow legal and reasonable directive of the board of directors, (ii) the willful misappropriation of Company funds or property, (iii) any willful or intentional act which he should have reasonably anticipated would reasonably be expected to materially damage the Company’s reputation, business and/or relationships, (iv) excessive use of alcohol or use of illegal drugs, or (v) any material breach of the CEO Employment Agreement. Mr. Shen is also subject to a covenant not to compete with us for a period of 12 months following termination of the CEO Employment Agreement. In general, “good reason” is defined as: (A) a material adverse change in the duties, responsibilities or effective authority associated with his position, or (B) a material reduction by the Company of Mr. Shen’s base salary, each after Mr. Shen has given the Company written notice and the Company has failed to cure such act within 30 days following receipt of such notice.

In addition to the compensation and severance arrangements described above, the CEO Employment Agreement contains customary provisions (i) prohibiting Mr. Shen from divulging to third parties or using confidential information or trade secrets of the Company; (ii) confirming that all intellectual work products generated by Mr. Shen during the term of his employment with the Company are the sole property of the Company; and (iii) prohibiting Mr. Shen from competing against the Company, including by soliciting the Company’s employees or its current or prospective clients, until the one year anniversary of the termination of his employment.

Phillip Podgorski Employment Agreement

On March 31, 2025, the Company announced the appointment of Phillip E. Podgorski to serve as the Chief Financial Officer of the Company, effective April 8, 2025.

Pursuant to the employment agreement we executed with Mr. Podgorski dated March 16, 2025 (the “CFO Employment Agreement”), Mr. Podgorski will: (i) receive an annual base salary of $265,000, which shall be increased by $10,000 annually on each of the first two anniversaries of March 31, 2025 (the “Transition Date ”); (ii) receive a relocation bonus of $50,000 payable upon Mr. Podgorski relocating to a reasonable commuting distance from the Company’s headquarters, provided that such relocation is completed within six months of the Transition Date and he remains employed with the Company through the six months following the Transition Date, (iii) receive a guaranteed bonus of $60,000 subject to certain conditions of employment set forth in the CFO Employment Agreement, and (iv) receive a grant in the amount of $180,000 of restricted shares of the Company’s common stock (based on the closing price of the Company’s stock on the Transition Date) pursuant to the 2016 Plan, as amended, which shall vest in equal amounts annually for three years following the Transition Date. Under the CFO Employment Agreement, Mr. Podgorski also will be eligible to participate in Company benefits provided to other senior executives as well as benefits available to Company employees generally.

In addition to the compensation arrangements described above, the CFO Employment Agreement contains customary provisions (i) prohibiting Mr. Podgorski from using or divulging to third parties confidential information or trade secrets of the Company; (ii) confirming that all intellectual work products generated by Mr. Podgorski during the term of his employment with the Company are the sole property of the Company; and (iii) prohibiting Mr. Podgorski from competing against the Company, including by soliciting the Company’s employees or its current or prospective clients, until the one-year anniversary of the termination of his employment. The CFO Employment Agreement has an indefinite term and each of Mr. Podgorski and the Company may terminate the CFO Employment Agreement upon the giving of written notice.

2016 Plan

The purposes of the 2016 Plan are to: (a) enable the Company and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

Employees, directors, consultants and other individuals who provide services to the Company or its affiliates are eligible to be granted awards under the 2016 Plan; provided, however, that only employees of the Company or any parent company or subsidiary of the Company are eligible to be granted incentive stock options. As of March 31, 2026, 152 employees and four non-employee directors are eligible to participate in the 2016 Plan, and there were outstanding options granted under the 2016 Plan to purchase 300,000 shares of our Common Stock with a weighted-average exercise price of $2.11. This amount included options granted to our chief executive officer to purchase 250,000 shares of our Common Stock. As of March 31, 2026, the closing price of our Common Stock was $3.01 per share.

Additional Retirement Benefits

During fiscal 2026, our chief executive officer and chief financial officer each participated in our qualified 401(k) plan that provides participants the opportunity to defer taxation on a portion of their income, up to limits set forth in the Internal Revenue Code and receive a matching Company contribution.

Compensation Policies and Practices and Risk Management

One of the responsibilities of our board of directors, in its role in setting executive compensation and overseeing our various compensation programs, is to ensure that our compensation programs are structured so as to discourage inappropriate risk-taking. We believe that our existing compensation practices and policies for all employees, including executive officers, mitigate against this risk by, among other things, providing a meaningful portion of total compensation in the form of equity incentives. These equity incentives are awarded with either staggered or cliff vesting over several years, so as to promote long-term rather than short-term financial performance and to encourage employees to focus on sustained stock price appreciation. In addition, our existing compensation policies attempt to discourage employees from taking excessive risks to achieve individual performance objectives such as annual cash incentive compensation and long-term incentive compensation which are based upon balanced company-wide, business unit and individual performance and base salaries structured so as to be consistent with an employee’s responsibilities and general market practices. The board of directors, as a whole, is responsible for monitoring our existing compensation practices and policies and investigating applicable enhancements to align our existing practices and policies with avoidance or elimination of risk and the enhancement of long-term stockholder value.

PAY VERSUS PERFORMANCE DISCLOSURE

The following table shows the past five fiscal years’ total compensation for our named executive officers as set forth in the Summary Compensation Table, the “compensation actually paid” to our named executive officers (as determined under SEC rules described in greater detail below), our total shareholder return (“TSR”), and our net income (loss).

Year	Summary Compensation – PEO(1)	Compensation Actually Paid - PEO(3)	Summary Compensation - non-PEO NEO(2)	Compensation Actually Paid – non-PEO NEO(3)	Value of Initial Fixed $100 Investment Based on TSR	Net Income (Loss)
2026	$357,047	$357,047	$436,520	$556,520	$83	$(1,664,580)
2025	$337,767	$337,767	$258,790	$258,790	$45	$(2,748,061)
2024	$297,994	$286,054	$518,986	$507,046	$71	$(7,042,172)
2023	$304,740	$312,540	$236,404	$244,204	$139	$(979,006)
2022	$356,331	$356,331	$282,193	$282,093	$133	$(349,834)

(1)	The PEO for each year presented was Alexander Shen.
(2)	The only non-PEO NEO for 2022 and 2023 was Thomas Sammons. In 2024, Thomas Sammons and Bobbie Lilley were each a non-PEO NEO. In 2025, Bobbie Lilley and Richard Roomberg were our non-PEO NEOs. The only non-PEO NEO for 2026 was Phillip Podgorski.
(3)	SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance Table. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as summary compensation table total compensation adjusted to (a) include the fair market value of equity awards as of the end of the fiscal year or, if earlier, the vesting date (rather than the grant date) and factor in dividends and interest accrued with respect to such awards. The following table details applicable adjustments.

			Equity Award Adjustments
Year	Executive(s)	Summary compensation table total ($)	Deduct stock awards ($)	Include year-end equity value ($)	Change in value of prior equity awards ($)
2026	PEO	357,047	—	—	—
	Non-PEO NEO	436,520	(60,000)	120,000	60,000
2025	PEO	337,767	—	—	—
	Non-PEO NEO	258,790	(17,000)	17,000	—
2024	PEO	297,994	—	—	—
	Non-PEO NEO	518,986	(72,500)	36,100	(35,300)
2023	PEO	304,740	—	—	7,800
	Non-PEO NEO	236,404	—	—	7,800
2022	PEO	356,331	(17,000)	(16,900)	(100)
	Non-PEO NEO	282,193	(17,000)	(16,900)	(100)

Analysis of the Information Presented in the Pay Versus Performance Table

Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our Non-PEO NEO(s), and the Company’s net income (loss) over the period covering fiscal years 2022, 2023, 2024, 2025 and 2026.

PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our Non-PEO NEO(s), and the Company’s TSR over the period covering fiscal years 2022, 2023, 2024, 2025 and 2026.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Related Party Transactions

Certain Relationships and Related Transactions

Related Party Transaction Policy

All transactions with related parties that may present actual, potential or perceived conflicts of interest are subject to approval by the Audit Committee, under the terms of the Audit Committee’s charter. As part of its review of related party transactions, the Audit Committee generally seeks to obtain evidence regarding whether the terms of the related party transaction are market-based. The Audit Committee relies on such information, in addition to other transaction-specific factors, in its review and approval of related party transactions.

Related Person Transactions

We are not aware of any transactions, since April 1, 2025, or any proposed transactions, in which the Company was a party, where the amount involved exceeded $120,000 and in which a director, executive officer, holder of more than 5% of our Common Stock, any member of the immediate family of any of the foregoing persons or any other “related person” (as defined under the rules of the SEC), had or will have a direct or indirect material interest.

Proposal Two-Ratification of the Selection of CBIZ CPAs P.C. as Our
Independent Registered Public Accounting Firm for the Fiscal Year ending
March 31, 2027

The Audit Committee has selected CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending March 31, 2027.

The Audit Committee has recommended that the stockholders vote for ratification of the appointment of CBIZ as our independent registered public accounting firm. A representative of CBIZ is expected to attend the Annual Meeting via teleconference and will have the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the Annual Meeting.

Neither our by-laws nor other governing documents or laws require stockholder ratification of the appointment of CBIZ as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of CBIZ to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain CBIZ. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our stockholders.

The affirmative vote of the majority of the votes cast at the Annual Meeting, either virtually or by proxy will be required to ratify the appointment of CBIZ.

Our board of directors recommends a vote “FOR” the ratification of the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2027.

Audit Committee Report

The Audit Committee Report that follows shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent we incorporate such Report by specific reference.

In fulfilling its responsibilities with respect to the Company’s audited financial statements for the year ended March 31, 2026, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements with management and CBIZ;

●	Discussed with CBIZ the matters required by the applicable requirements of the Public Company Accounting Oversight Board concerning the conduct of the audit; and

●	Received the written disclosures and the letter from CBIZ regarding its communications with the Audit Committee concerning independence, as required by the Public Company Accounting Oversight Board, and has discussed with CBIZ the firm’s independence.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, including the effectiveness of internal control over financial reporting. CBIZ was responsible for performing an independent audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. CBIZ had full access to the Audit Committee to discuss any matters they deem appropriate.

In reliance upon the review and discussions referred to above, the Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2026.

The Audit Committee
Walter M. Schenker, Chair

Victor E. Renuart Jr.

Andrew A. Levy

Principal Accountant Fees

The following is a summary of fees for professional services rendered by CBIZ CPAs P.C. for the years ended:

	March 31, 2026	March 31, 2025
Audit Fees	$480,838	$569,666
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$480,838	$569,666

Audit fees. Audit fees represent fees for professional services performed by CBIZ CPAs. P.C. for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-related fees. Audit-related fees represent fees for assurance and related services performed by CBIZ CPAs. P.C. that are reasonably related to the performance of the audit or review of our financial statements and are traditionally performed by the independent registered public accounting firm. These include services related to consultation with respect to special procedures required to meet certain regulatory requirements.

Tax fees. There were no fees paid to CBIZ CPAs P.C. for tax compliance, tax advice and tax planning services for the fiscal years ended March 31, 2026 and 2025.

All other fees. There were no other fees paid to CBIZ CPAs P.C. for products and services other than those reported as audit, audit-related or tax services for the fiscal years ended March 31, 2026 and 2025.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All services provided by the independent registered public accounting firm in fiscal 2025 and fiscal 2024 were pre-approved by the Audit Committee.

Proposal THREE — Advisory Vote to Approve the Compensation of
Our Named Executive Officers

We are asking our stockholders to vote to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement, including the section titled “Executive Compensation,” and any related material as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This proposal, commonly known as a “Say-On-Pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the compensation philosophy, policies and practices described in this Proxy Statement.

In a non-binding advisory vote on the frequency of the say-on-pay proposal held at the 2022 annual meeting of stockholders, we recommended, and our stockholders voted in favor of, an annual say-on-pay vote. In light of this result and other factors considered by the board of directors, the board of directors determined that we would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency. A new advisory vote on the frequency of the say-on-pay vote is required every 6 years, and the next such advisory vote will be held at the 2028 annual meeting.

This vote is advisory, and therefore not binding on the Company or our board of directors. Our board of directors values the opinions of the stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the board of directors will evaluate whether any actions are necessary to address those concerns.

We believe that the policies and procedures articulated in the “Executive Compensation” section of this Proxy Statement are effective in achieving the Company’s goals and that the executive compensation reported in this Proxy Statement was appropriate and aligned with fiscal 2026 results. Before voting, we encourage our stockholders to read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation programs and Named Executive Officer compensation in fiscal 2026. We are asking stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement.

Our board of directors recommends a vote “FOR” the resolution approving the compensation of our Named Executive Officers, as follows:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.

Proposal Four — Approval of the AMENDED AND RESTATED Plan

The TechPrecision Corporation 2016 Equity Incentive Plan was originally adopted by our board of directors on November 10, 2016 and approved by stockholders at the annual meeting held on December 8, 2016. Our board of directors, upon the recommendation of the Compensation Committee, approved the Amended and Restated Plan on September 2, 2026, subject to approval by our stockholders at the Annual Meeting. We recommend that stockholders approve the Amended and Restated Plan to (1) permit the continued use of equity-based compensation by reserving an additional 750,000 shares for issuance under the Amended and Restated Plan so that a total of 810,635 shares would be authorized for issuance for new awards, and (2) make other updates and technical revisions in response to changes in law and evolving best practices, as well as clarifying and administrative changes. We have designed the Amended and Restated Plan to reflect our commitment to having best practices in both compensation and corporate governance.

If this proposal is approved by our stockholders, the Amended and Restated Plan will replace the 2016 Plan and will apply to all awards granted after the Annual Meeting. If this proposal is not approved, the 2016 Plan will remain in effect and is set to expire on December 8, 2026. Equity compensation is a critical component of our compensation program, and the defense and aerospace contract manufacturing business is highly competitive for talent at all levels of our organization. If stockholders do not approve the Amended and Restated Plan, we believe the Company will be at a competitive disadvantage within our industry and we may need to replace the stock-based components of our compensation with cash, which may increase compensation expense, reduce compensation alignment with stockholder interests and impede our ability to attract and retain talent.

Purpose of the Amended and Restated Plan

The purposes of the Amended and Restated Plan are to: (a) enable the Company and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

Shares Available under the Amended and Restated Plan

The 2016 Plan has a total historical authorization of 1,250,000 shares. As of June 30, 2026, of the 1,250,000 shares of Common Stock authorized for issuance under the 2016 Plan: (a) 889,365 had been reserved in connection with options or other equity awards that have vested or been exercised and, therefore, those shares are not available for future awards, (b) 300,000 had been reserved for options that are outstanding under the 2016 Plan and (c) 60,635 remain available for future grants under the 2016 Plan. The Board and the Compensation Committee believe that the number of shares remaining available for grants under the 2016 Plan is insufficient to meet our future needs. If the Amended and Restated Plan is approved, the Company will not grant any additional awards under the 2016 Plan, but awards outstanding under the 2016 Plan will remain in effect in accordance with their terms.

If the Amended and Restated Plan is approved by stockholders, then a total of 810,635 shares (less grants, if any, made under the 2016 Plan after June 30, 2026) would be authorized for issuance for new awards. This reflects an increase of 750,000 shares to the 60,635 available for issuance as of June 30, 2026.

The total historical authorization under the Amended and Restated Plan since its inception (including shares subject to outstanding awards and awards that have vested or been exercised), if the Amended and Restated Plan is approved by stockholders, will be 2,000,000 shares, reflecting an increase of 750,000 to the original 1,250,000 share authorization (of which 60,635 shares remain and will be rolled over to the Amended and Restated Plan).

Significant Changes

The Amended and Restated Plan includes several features designed to protect the interests of our stockholders and reflect sound corporate governance practices and our compensation philosophy, including the following significant changes from the 2016 Plan:

●	Plan Share Limit Increase: The share reserve under the 2016 Plan is insufficient to meet our future needs. The Amended and Restated Plan will reserve a sufficient number of shares to enable the Company to grant equity awards, which is a crucial component of our compensation program. The Amended and Restated Plan will increase the maximum number of shares of our common stock that may be granted for future awards by an additional 750,000 shares, for a new aggregate share limit of 810,635 for future awards.

●	Fixed Term: The Amended and Restated Plan will have a fixed term that expires on the tenth anniversary of its approval by the Company’s stockholders. No new awards may be granted under the Amended and Restated Plan after its expiration date but awards outstanding on such date will continue in effect according to their terms.
●	Director Compensation Limits: The maximum number of shares of our common stock subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid will be capped at $120,000, except in the case of extraordinary circumstances where the non-employee director does not participate in the decision to award such compensation.
●	No repricing. While the Company’s ability to reduce the exercise price of stock options without stockholder approval was removed from the 2016 Plan by amendment, the Amended and Restated Plan includes an express provision that reducing the exercise price of any stock options or stock appreciation rights will require approval of the Company’s stockholders.
●	Payment of dividends or dividend equivalents. The Amended and Restated Plan adds a prohibition on the payment of any dividends or dividend equivalents prior to the date such award vests or is earned, as applicable.
●	Amendments requiring stockholder approval. The Amended and Restated Plan adds the director compensation limits, the ten-year limit on option terms, and the prohibition on repricing to the list of provisions that may not be amended without the approval of our stockholders.
●	Address other updates in law and market practice. The Amended and Restated Plan will incorporate certain other technical revisions in response to changes in the law (e.g., changes to Section 162(m) under the tax code) and which are designed to protect the interests of our stockholders and reflect sound corporate governance practices, as well as other clarifying changes. The Amended and Restated Plan removes the annual per-participant limits on options and stock appreciation rights, as well as certain other individual limits previously included for the purposes of Section 162(m), providing greater flexibility to grant equity awards in a manner consistent with our pay for performance objectives and market practices.

Expected Dilution

As a result of the 300,000 shares currently reserved for outstanding option awards, the 60,635 shares currently reserved for the 2016 Plan for future awards that will be available for future awards under the Amended and Restated Plan (assuming no awards are made under the 2016 Plan after March 31, 2026) and the additional 750,000 shares that will be available for future awards if the Amended and Restated Plan is approved by stockholders, up to 1,110,635 shares of Common Stock may be issued in connection with the vesting or exercise of awards under the Amended and Restated Plan. These 1,110,635 shares represent approximately 9.9% of the shares of Common Stock outstanding as of the Record Date on a fully-diluted basis, calculated by dividing (a) outstanding equity grants plus shares available for future grant, by (b) total common shares outstanding plus outstanding equity grants plus shares available for future grant.

New Plan Benefits

Because the Compensation Committee has discretion to grant future awards of a design and amount determined in its discretion, it is not possible at present to specify the persons to whom awards will be granted under the Amended and Restated Plan in the future or the amounts and types of individual grants. However, it is anticipated that, among others, all of our current executive officers and non-employee directors, including our Named Executive Officers, will receive awards under the Amended and Restated Plan. Accordingly, a new plan benefits table is not required or provided as part of this proposal. Each non-employee director is expected to receive an annual award of restricted stock on or soon after the date of the Annual Meeting with a target value of approximately $45,000.

Interest of Certain Persons in the Amended and Restated Plan

Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the Amended and Restated Plan because they may in the future receive awards under it. Nevertheless, our board of directors believes that it is important to provide incentives and rewards for superior performance and the retention of experienced executive officers and directors by implementing the Amended and Restated Plan.

Amended and Restated Plan Summary

A summary of the principal provisions of the Amended and Restated Plan is set forth below. The summary is qualified by reference to the full text of the Amended and Restated Plan, a copy of which is attached as Appendix A to this Proxy Statement. All capitalized terms used in this “Amended and Restated Plan Summary” section but not otherwise defined in this Proxy Statement shall have the meanings ascribed to them in the Amended and Restated Plan.

Shares Subject to the Plan. Subject to adjustment as provided in the Amended and Restated Plan, the maximum number of shares of Common Stock that may be issued in respect of awards under the Amended and Restated Plan is 2,000,000 shares (of which 300,000 shares have been issued as stock options which, if they expire without being exercised, will be available for future awards under the Amended and Restated Plan and 889,365 shares that have been issued in connection with awards that either vested or exercised and therefore are not available for future issuances under the Amended and Restated Plan), all of which may be issued in respect of incentive stock options. Shares subject to awards that expire unexercised or are otherwise forfeited shall again be available for awards under the Amended and Restated Plan.

Eligibility. Employees, directors, consultants, and certain other individuals who provide services to the Company or its affiliates are eligible to be granted awards under the Amended and Restated Plan; provided, however, that only employees of the Company or any parent company or subsidiary of the Company are eligible to be granted incentive stock options. As of March 31, 2026, approximately 152 employees and four non-employee directors were eligible to participate in the Company’s equity incentive program.

Plan Administration. The Amended and Restated Plan shall be administered by the Compensation Committee, which will have full authority to grant awards under the Amended and Restated Plan and determine the terms of such awards. Any action of the Compensation Committee in administering the Amended and Restated Plan shall be final, conclusive and binding on all persons.

Awards. The Amended and Restated Plan authorizes the award of stock options (including incentive stock options and non-qualified stock options), restricted stock awards, restricted stock units, performance awards and other equity-based awards (including fully vested shares). The exercise price of each option shall not be less than the fair market value of the shares on the date of grant, and the term of each option shall not exceed 10 years from the date of grant. Performance awards may be conditioned on the achievement of one or more performance goals established by the Compensation Committee. The terms of each award shall be governed by an individual award agreement.

Change in Control; Amendment and Termination; Clawback. In the event of a change in control (as defined in the Amended and Restated Plan), the Compensation Committee may provide for the accelerated vesting, assumption, substitution or cashing-out of outstanding awards; provided that (i) the treatment of such award in the event of a change in control is set forth in the applicable award agreement and (ii) the vesting, exercisability or lapse with respect to such award occurs upon the consummation of (or is effective immediately prior to the consummation of) such change in control. Our board of directors may amend, suspend or terminate the Amended and Restated Plan at any time, provided that no such action shall impair the rights of a participant under any outstanding award without the participant’s consent, and stockholder approval will be obtained for (a) any amendment that requires it under applicable law or stock exchange rules, (b) any amendment to the Amended and Restated Plan’s existing provisions regarding director compensation limits or the prohibition on repricing, and (c) any amendment to increase the current maximum term limit for stock options or stock appreciation rights or to permit the granting of stock options or stock appreciation rights at a price less than fair market value on the date of such grant. All awards under the Amended and Restated Plan shall be subject to any applicable clawback or recoupment policies of the Company. Unless earlier terminated, the Amended and Restated Plan shall terminate on the tenth anniversary of the date of stockholder approval.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of March 31, 2026.

Number of Securities
Remaining Available
for Future Issuance
	Number of Securities		Under Equity
	to Be Issued upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
	Warrants and Rights	Warrants and Rights	Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	300,000	$2.11	60,635

U.S. Federal Income Tax Information

The following is a summary of the principal U.S. federal income taxation consequences to participants and the Company with respect to participation in the Amended and Restated Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options. Incentive stock options granted under the Amended and Restated Plan are intended to qualify for the favorable federal income tax treatment accorded “incentive stock options” under the tax code. There generally are no federal ordinary income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

The excess, if any, of the fair market value of the incentive stock option shares on the date of exercise over the exercise price is an adjustment to income for purposes of the alternative minimum tax. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (a qualifying disposition) will be a long-term capital gain or loss.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (a disqualifying disposition), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (1) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (2) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

Non-Statutory Stock Options. No taxable income is generally recognized by a participant upon the grant or vesting of a non-statutory stock option under the Amended and Restated Plan. Upon exercise of a non-statutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares.

Upon disposition of the common stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such common stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the common stock was held for more than one year.

Stock Appreciation Rights. Stock appreciation rights are generally taxed in a manner similar to non-statutory stock options.

Restricted Stock Awards. Upon the grant of a restricted stock award which is unvested and subject to reacquisition by the Company in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when our reacquisition right lapses, an amount equal to the fair market value of the shares on the dates the reacquisition right lapses. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the fair market value of the shares on the date of issuance. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the reacquisition right lapses.

Upon disposition of the common stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such common stock plus any amount previously recognized as ordinary income in respect of such common stock. Such gain or loss will be long-term or short-term depending on whether the common stock was held for more than one year.

Restricted Stock Unit Awards. No taxable income is generally recognized upon receipt of a restricted stock unit award under the Amended and Restated Plan. In general, the participant will recognize ordinary income in the year in which the shares to be issued in respect of that unit are issued in an amount equal to the fair market value of the shares on the issuance date.

Other Equity-Based Awards. The U.S. federal income tax consequence of other awards under the Amended and Restated Plan will depend on the specific terms of each award.

Income and Employment Taxes to Participant. Amounts taxed as ordinary income from non-statutory stock options, restricted stock awards and restricted stock unit awards are subject to income tax withholding and applicable employment taxes.

Tax Consequences to the Company. To the extent the participant recognizes ordinary income in the circumstances described above, we will generally be entitled to a corresponding income tax deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. However, we will not be entitled to any income tax deduction upon a qualifying disposition of an incentive stock option.

Our board of directors recommends a vote “FOR” the approval of the Amended and Restated Plan.

Other Matters

Other Business to be Conducted at the Annual Meeting

We know of no other matters to be acted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent according to their best judgment.

Stockholder Proposals for the 2027 Annual Meeting

Stockholders may nominate director candidates and make proposals to be considered at the Company’s 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”). In accordance with our by-laws, any stockholder nominations of one or more candidates for election as directors at the 2027 Annual Meeting or any other proposal for consideration at the 2027 Annual Meeting must be received by us at the address set forth below, together with certain information specified in our by-laws, not less than 60 days (July 31, 2027) nor more than 90 days (July 1, 2027) prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such nomination or proposal must be received by the Company no later than the later of 70 days prior to the date of such annual meeting and the 10th day following the day on which public disclosure of the date of such annual meeting was made.

In addition to being able to present proposals for consideration at the 2027 Annual Meeting, stockholders may also be able to have their proposals included in our proxy statement and form of proxy for the 2027 Annual Meeting. In order to have a stockholder proposal included in the proxy statement and form of proxy, the proposal must be delivered to us at the address set forth below not later than May 5, 2027, and the stockholder must otherwise comply with the applicable requirements of the SEC and our by-laws. If the stockholder complies with these requirements for inclusion of a proposal in our proxy statement and form of proxy, the stockholder need not comply with the notice requirements described in the preceding paragraph.

In addition to satisfying the foregoing requirements under our by-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than July 31, 2027.

A copy of the full text of the provisions of our by-laws discussed above may be obtained by writing to our corporate secretary and all notices and nominations referred to above must be sent to our corporate offices at the following address: TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our directors, officers and employees may solicit proxies in person or by telephone, facsimile or electronic transmission without extra compensation for that activity. We also expect to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of our stock and obtaining the proxies of those owners. We regularly retain the services of Hayden IR to assist with our investor relations and other stockholder communications issues. Hayden IR may assist in the solicitation of proxies but has not, as of the date of this Proxy Statement, been engaged as a proxy solicitor that will receive any additional compensation for these services.

Householding

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements for two or more stockholders sharing the same address by delivering a single set of proxy materials, including the Internet Notice, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for TechPrecision.

Some banks, brokers and other nominee record holders may follow the practice of sending only one copy of TechPrecision’s proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

If you prefer, we will promptly deliver a separate copy of the document to you if you request one by writing or calling as follows: TechPrecision Corporation, l Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary; Telephone 978-874-0591. If you want to receive separate copies of the Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the address and phone number above.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov or at www.techprecision.com.

Upon request of any stockholder, a copy of TechPrecision’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, including a list of the exhibits thereto, may be obtained, without charge, by writing to TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary.

Whether or not you expect to be present at the Annual Meeting, please vote by mobile device or electronically over the Internet, or if you requested a printed copy of the proxy materials be mailed to you, sign, date and return the proxy card enclosed therewith. Your vote is important.

By order of the board of directors of

TECHPRECISION CORPORATION

Alexander Shen

Chief Executive Officer

September 2, 2026

Appendix A — AMENDED AND RESTATED Plan

TECHPRECISION CORPORATION

2016 EQUITY INCENTIVE PLAN

As Amended and Restated Effective [_________], 2026

SECTION 1. Purpose; Definitions. The purposes of the Techprecision Corporation 2016 Equity Incentive Plan (the "Plan") are to: (a) enable Techprecision Corporation (the "Company") and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) "Affiliate" means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b) "Applicable Law" means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) "Award" means an award of Options, Restricted Stock, Restricted Stock Units, Performance Awards or Stock Bonus Awards made under this Plan.

(d) "Award Agreement" means, with respect to any particular Award, the written document that sets forth the terms of that particular Award. To the extent permissible under applicable law, an Award Agreement may be in an electronic medium, need not be signed by a representative of the Company, and may be accepted electronically in accordance with procedures established by the Company.

(e) "Board" means the Board of Directors of the Company, as constituted from time to time.

(f) "Cause" means with respect to any Participant, unless otherwise defined in the Participant's employment agreement, service agreement or signed offer letter: (i) the Participant's habitual intoxication or drug addiction; (ii) the Participant's violation of the Company's written policies, procedures or codes including, without limitation, those with respect to harassment (sexual or otherwise) and ethics; (iii) the Participant's refusal or willful failure by the Participant to perform such duties as may reasonably be delegated or assigned to him, consistent with his position; (iv) the Participant's willful refusal or willful failure to comply with any requirement of the Securities and Exchange Commission or any securities exchange or self-regulatory organization then applicable to the Company; (v) the Participant's willful or wanton misconduct in connection with the performance of his or her duties including, without limitation, breach of fiduciary duties; (vi) the Participant's breach (whether due to inattention, neglect, or knowing conduct) of any of the material provisions of his or her employment or service agreement, if any; (vii) the Participant's conviction of, guilty, no contest or nolo contendere plea to, or admission or confession to any felony (other than driving while intoxicated or driving under the influence of alcohol) or any act of fraud, misappropriation, embezzlement or any misdemeanor involving moral turpitude; (viii) the Participant's dishonesty detrimental to the best interest of the Company; or (ix) the Participant's involvement in any matter which, in the opinion of the Company's Chief Executive Officer (or, in the case of the Chief Executive Officer, the Committee), is reasonably likely to cause material prejudice or embarrassment to the Company's business. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines "cause," then with respect to such Participant, "Cause" shall have the meaning defined in such other agreement.

(g) "Change in Control" shall mean the occurrence of any of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(g)(i), Section 1(g)(iii), Section 1(g)(iv) or Section 1(g)(v) hereof) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company or (vi) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the voting securities outstanding immediately before such share exchange. Notwithstanding anything in the Plan or an Award Agreement to the contrary, if an Award is subject to Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a "change in control event" as defined in Section 409A of the Code.

(h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i) "Committee" means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

(j) "Director" means a member of the Board.

(k) "Disability" means a condition rendering a Participant Disabled.

(l) "Disabled" will have the same meaning as set forth in Section 22(e)(3) of the Code.

(m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(n) "Fair Market Value" means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Global Select Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding.

(o) "Incentive Stock Option" means any Option intended to be an "Incentive Stock Option" within the meaning of Section 422 of the Code.

(p) "Non-Employee Director" will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(q) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

(r) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65 or such other age as is designated by the Company, Subsidiary or Affiliate as the normal retirement age.

(s) "Option" means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(t) "Parent" means, in respect of the Company, a "parent corporation" as defined in Sections 424(e) of the Code.

(u) "Participant" means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted

(v) "Performance Award" means any Award that, pursuant to Section 9, is granted, vested and/or settled upon the achievement of specified performance conditions.

(w) "Performance Goals" means a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain of being met before the grant of the Award) based upon, at the Committee's discretion: (i) specified levels of or increases in revenue, operating income, pre-tax earnings or income, return on capital, equity measures/ratios (on a gross, adjusted, net, pre-tax or post tax basis), including basic earnings per share, diluted earnings per share, total earnings, earnings growth, earnings before interest and taxes, or EBIT, and earnings before interest, taxes, depreciation and amortization, EBITDA or operational cash flow; (ii) completion of acquisitions or business expansion; (iii) operating efficiency; (iv) implementation or completion of critical projects or related milestones, (v) gross margin; (vi) inventory shrink; (vii) bookings and backlog; (viii) inventory turns; (ix) inventory levels; (x) on-time delivery; (xi) quality or scrap rates; (xii) customer or employee satisfaction; (xiii) employee recruiting and development; (xiv) development of new markets; (xv) financial ratios; (xvi) strategic initiatives; (xvii) improvement in or attainment of operating expense levels; (xviii) improvement in or attainment of capital expense levels; (xix) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, the Company's bank debt or other public or private debt or financial obligations; (xx) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expenses or costs or other expenses or costs; (xxi) individual objectives; (xxii) budget and expense management; (xxiii) safety performance; (xxiv) return on invested capital; (xxv) total stockholder return measured absolutely or relative to a peer group or index; and/or (xxvi) such other items the Committee determines to be relevant; and any combination of the foregoing. The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals.

(x) "Person" means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(y) "Plan" means the Techprecision Corporation 2016 Equity Incentive Plan herein set forth, as amended from time to time.

(z) "Prior Plan" means Techprecision Corporation 2006 Long-Term Incentive Plan.

(aa) "Restricted Stock" means Shares that are subject to restrictions pursuant to Section 7 hereof.

(bb) "Restricted Stock Unit" means a right granted under and subject to restrictions pursuant to Section 8 hereof.

(cc) "Shares" means shares of the Company's common stock, par value $0.01, subject to substitution or adjustment as provided in Section 3(c) hereof.

(dd) "Specified Employee" means a “specified employee” as defined in Section 409A(a)(2)(B) of the Code and the regulations thereunder, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A of the Code.

(ee) "Subsidiary" means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

SECTION 2. Administration. The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respect employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board of Directors of the Company, to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b) determine the type of Award to be granted;

(c) determine the number of Shares, if any, to be covered by each Award;

(d) establish the terms and conditions of each Award;

(e) subject to Section 9, establish the performance conditions relevant to any Award and certify whether such performance conditions have been satisfied;

(f) approving forms of agreements (including Award Agreements) for use under the Plan;

(g) determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d);

(h) accelerate the vesting or exercisability of an Award and to modify or amend each Award, subject to Section 5(g) and Section 11; and

(i) extend the period of time for which an Option is to remain exercisable following a Participant's termination of service to the Company from the limited period otherwise in effect for that Option to such greater period of time as the Committee deems appropriate, but in no event beyond the expiration of the term of the Option.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act, provided that the Committee shall have fixed the total number of Shares subject to such delegation. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

To the fullest extent permitted by law, (i) no member of the Board or the Committee, and no person to whom the Committee has delegated authority under the Plan, shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award, and (ii) each such person shall be indemnified and held harmless by the Company with respect to such actions and determinations. The rights provided by this paragraph are in addition to, and not in limitation of, any other rights of indemnification such person may have by virtue of his or her position with the Company, under the Company’s certificate of incorporation or bylaws, or under any separate indemnification agreement.

SECTION 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 2,000,000 Shares (inclusive of Awards issued under the Prior Plan that remain outstanding as of the effective date of the Plan ) (the "Plan Limit"), all of which Shares may be issued in respect of Incentive Stock Options. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

(b) Effect of the Expiration or Termination of Awards. If and to the extent that an Option expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not become available for grant under the Plan.

(c) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to shareholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants' rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards. The Committee shall not make any adjustment that would adversely affect the status of any Award that is "performance-based compensation" under Section 162(m) of the Code.

(d) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control; provided, however, that (A) the Committee shall determine, at the time an Award is granted, the treatment of that Award in the event of a Change in Control and shall set forth such treatment in the applicable Award Agreement, and (B) no Award shall become vested or exercisable, and no restriction applicable to any Award shall lapse, in connection with a Change in Control or any similar transaction, unless such vesting, exercisability or lapse occurs upon the consummation of (or is effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such Change in Control or similar transaction:

(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii) cause any outstanding Option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option upon closing of the Change in Control;

(iii) cancel any unvested Award or unvested portion thereof, with or without consideration;

(iv) cancel any Award in exchange for a substitute award;

(v) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi) cancel any Option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option, the Committee may cancel that Option without any payment of consideration therefor;

(vii) take such other action as the Committee shall determine to be reasonable under the circumstances; and/or

(viii) notwithstanding any provision of this Section 3(d), in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

(e) Individual Annual Limitation for Non-Employee Directors. Notwithstanding any other provision of the Plan, the sum of (i) the grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all equity-based Awards granted under the Plan to any Non-Employee Director in respect of any calendar year and (ii) the amount of all cash-based compensation paid to such Non-Employee Director for service as a Director in respect of such calendar year shall not exceed $120,000. The independent members of the Board may make an exception to this limitation for a non-executive chair of the Board, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award it.

SECTION 4. Eligibility. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options; and provided, further, that an Award may be granted under the Plan only to a natural person who provides bona fide services to the Company or an Affiliate, and only where such services are not rendered in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option. Any Option granted under the Plan will be in such form as the Committee may at the time of such grant approve.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a) Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee.

(d) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 6, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased in writing or in such electronic form as the Company may prescribe. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or through means of a "net settlement," whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 16(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f) Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 6 with respect to exercise upon or following termination of employment or other service.

(g) Prohibition on Repricing. Except in connection with an adjustment made pursuant to Section 3(c), neither the Board nor the Committee may, without the prior approval of the Company’s stockholders, effect or seek to effect any repricing of any previously granted “underwater” Option by: (i) amending or modifying the terms of the Option to lower its exercise price; (ii) cancelling the underwater Option and granting in exchange therefor either (A) a replacement Option or Stock Appreciation Right having a lower exercise or grant price, or (B) Restricted Stock, Restricted Stock Units, a Performance Award or a Stock Bonus Award; or (iii) cancelling or repurchasing the underwater Option for cash or other securities. An Option shall be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option is less than the exercise price of such Option.

SECTION 6. Termination of Service. Unless otherwise specified with respect to a particular Option in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 6.

(a) Termination by Reason of Death. If a Participant's service with the Company or any Affiliate terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee , then one year from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

(b) Termination by Reason of Disability or Retirement. If a Participant's service with the Company or any Affiliate terminates by reason of Disability or Normal Retirement, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then one year from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option; provided, however, that, if the Participant dies within such one year period (or such other period as the Committee shall specify), any unexercised Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter. In the event of termination of employment by reason of Disability or Normal Retirement, if an Incentive Stock Option is exercised after the expiration of the maximum exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

(c) Cause. If a Participant's service with the Company or any Affiliate is terminated for Cause: (i) any Option, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d) Other Termination. If a Participant's service with the Company or any Affiliate terminates for any reason other than death, Disability, Normal Retirement, or Cause, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

SECTION 7. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

(b) Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of shares of Common Stock subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s) representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine, in its sole and absolute discretion.

(ii) While any Share of Restricted Stock remain subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares, but will not have the right to receive any cash distributions or dividends prior to the lapse of the Restriction Period underlying such Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant's service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant's Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

SECTION 8. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may, in its sole and absolute discretion, impose conditions on such units as it may deem appropriate, including, without limitation, continued employment or service of the recipient or the attainment of specified individual or corporate performance goals. Each Restricted Stock Unit shall be evidenced by an Award Agreement in the form that is approved by the Committee and that is not inconsistent with the terms and conditions of the Plan. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in Shares. All other terms governing Restricted Stock Units, such as vesting, time and form of payment and termination of units shall be set forth in the applicable Award Agreement. The Participant shall not have any shareholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant's service with the Company terminates prior to the Restricted Stock Unit Award vesting, the Participant's Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

SECTION 9. Performance Based Awards.

(a) Performance Awards Generally. The Committee may grant Performance Awards in accordance with this Section 9. Performance Awards may be denominated as a number of Shares or specified number of other Awards, which may be earned upon achievement or satisfaction of such Performance Goals as may be specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the vesting or settlement of the Award upon the achievement or satisfaction of such Performance Goals as may be specified by the Committee.

(b) Adjustments to Performance Goals. The Committee may provide, at the time Performance Goals are established, that adjustments will be made to those performance goals to take into account, in any objective manner specified by that committee, the impact of one or more of the following: (A) gain or loss from all or certain claims and/or litigation and insurance recoveries, (B) the impairment of tangible or intangible assets, (C) stock-based compensation expense, (D) restructuring activities reported in the Company's public filings, (E) investments, dispositions or acquisitions, (F) loss from the disposal of certain assets, (G) gain or loss from the early extinguishment, redemption, or repurchase of debt, (H) changes in accounting principles, or (I) any other item, event or circumstance specified by the Committee at the time the Performance Goals are established. An adjustment described in this Section may relate to the Company or to any subsidiary, division or other operational unit of the Company or its Affiliates, as determined by the committee at the time the performance goals are established. Any adjustment shall be determined in accordance with generally accepted accounting principles and standards, unless such other objective method of measurement is designated by the committee at the time performance objectives are established. In addition, adjustments will be made as necessary to any performance criteria related to the Company's stock to reflect changes in corporate capitalization, including a recapitalization, stock split or combination, stock dividend, spin-off, merger, reorganization or other similar event or transaction affecting the Company's equity.

(c) Other Terms of Performance Awards. The Committee may specify other terms pertinent to a Performance Award in the applicable Award Agreement, including terms relating to the treatment of that Award in the event of a Change in Control prior to the end of the applicable performance period. The Participant shall not have any shareholder rights with respect to the Shares subject to a Performance Award until the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant's service with the Company terminates prior to the Performance Award vesting, the Participant's Performance Award or portion thereof that then remains subject to forfeiture will then be forfeited automatically.

SECTION 10. Stock Bonus Awards. The Committee may grant Stock Bonus Awards in accordance with this Section 10. A Stock Bonus Award is an award to an eligible Participant for services to be rendered or for past services already rendered to the Company, Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement.

(a) Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of Performance goals in accordance with the same requirements set forth in Section 9(b) above. However, the Committee may issue Stock Bonus Awards with no restrictions.

(b) Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

(c) Other Terms of Stock Bonus Awards. The Committee may specify other terms pertinent to a Stock Bonus Award in the applicable Award Agreement, including terms relating to the treatment of that Award in the event of a Change in Control. The Participant shall not have any shareholder rights with respect to the Shares subject to a Stock Bonus Award until the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant's service with the Company terminates prior to the Stock Bonus Award vesting, the Participant's Stock Bonus Award or portion thereof that then remains subject to forfeiture will then be forfeited automatically.

SECTION 11. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 3, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant's consent or which, without the approval of such amendment within 365 days of its adoption by the Board by the Company's stockholders in a manner consistent with Treas. Reg. § 1.422-3 (or any successor provision), would: (i) increase the total number of Shares reserved for issuance hereunder; (ii) change the persons or class of persons eligible to receive Awards; (iii) require stockholder approval under the rules or regulations of the Securities and Exchange Commission or of any securities exchange or quotation system on which the Shares are then listed or quoted; (iv) permit any repricing of Options or Stock Appreciation Rights otherwise prohibited by Section 5(g); (v) increase the maximum term permitted for Options or Stock Appreciation Rights under Section 5(b); (vi) permit the grant of any Option or Stock Appreciation Right at an exercise or grant price less than 100% of the Fair Market Value of a Share on the date of grant, contrary to Section 5(a); or (vii) increase the limitation set forth in Section 3(e).

SECTION 12. Dividends and Dividend Equivalents. Notwithstanding any other provision of the Plan or of any Award Agreement, no dividend, dividend equivalent or other distribution shall be paid to a Participant with respect to any Share underlying an Award that remains subject to vesting, forfeiture or other restrictions. Any such amount may be accrued (without interest, unless the Committee determines otherwise) and shall become payable, if at all, only if, when and to the extent the underlying Award vests and the applicable restrictions are satisfied, waived or lapse; any accrued amount attributable to a portion of an Award that is forfeited shall be forfeited at the same time and to the same extent. No dividend equivalent shall be granted in connection with any Option, Stock Appreciation Right or other Award the value of which is based solely on an increase in the value of the Shares following the date of grant.

SECTION 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange on which Shares are then listed for trading.

SECTION 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

SECTION 15. Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. The minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 16. Liability of Company.

(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company's counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b) Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.

(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

SECTION 17. Clawback and Recoupment; Hedging / Pledging. All Awards granted under the Plan (whether vested or unvested), and all Shares, cash and other property or amounts received or realized in respect of any Award, shall be subject to rescission, cancellation, forfeiture, recovery or other penalty, in whole or in part, pursuant to (i) any clawback, recoupment, forfeiture or similar policy of the Company as in effect from time to time, including any policy adopted to comply with applicable stock exchange listing standards, and (ii) any applicable law, rule, regulation or stock exchange listing requirement, including without limitation Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Rule 10D-1 under the Exchange Act and any listing standard adopted pursuant thereto. By accepting an Award, each Participant agrees to be bound by, and to cooperate with the Company in the enforcement of, any such policy, law, rule, regulation or listing standard, including by returning Shares or repaying amounts as required, and agrees that no such recovery shall constitute “good reason,” constructive termination, or a breach by the Company of any agreement with the Participant. In addition and notwithstanding any other provisions of this Plan, an Award will be subject to any Company policy that the Company may adopt and/or amend from time to time regarding the hedging or pledging (or any similar transaction) of Company securities.

SECTION 18. General Provisions.

(a) The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b) All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c) Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(d) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

(e) Notwithstanding any other provision of the Plan or any Award, the Company may establish any blackout period it deems necessary or advisable with respect to any or all Awards. All rights granted under the Plan or any Award Agreement, and all transactions contemplated thereby, are subject to the Company’s Insider Trading Policy, and nothing in the Plan authorizes any circumvention of that policy.

(f) No compensation or benefit awarded to or realized by any Participant under the Plan shall be included in computing the Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or expressly provided under that other plan.

(g) Neither the Plan nor any Award creates or shall be construed to create a trust or separate fund of any kind, or a fiduciary relationship between the Company or any Affiliate and any Participant. To the extent any Person acquires a right to receive payments under an Award, that right shall be no greater than the right of an unsecured general creditor of the Company.

(h) No fractional Share shall be issued or delivered under the Plan or any Award. The Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether the fractional Share or any right thereto shall be cancelled or otherwise eliminated.

(i) In the event any provision of an Award Agreement conflicts with or is inconsistent with the Plan, the terms of the Plan shall control unless the Award Agreement explicitly states otherwise.

(j) Nothing contained herein prohibits a Participant from: (i) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity, (ii) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations, or (iii) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange Commission.

(k) If permitted by the Committee, a Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the recipient, a Stock Option or Stock Appreciation Right, or to receive any benefits, in such event, any other awards. The Committee reserves the right to review and approve beneficiary designations and/or require that a particular form be used to be effective with respect to an award. A recipient may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise. However, if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Stock Option or Stock Appreciation Right, or to receive any other award, the Committee may determine to recognize only an exercise by, or right to receive of, the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone. In the event a Participant fails to designate validly a beneficiary, or if no designated beneficiary survives the Participant, the Participant’s spouse, if living shall be the beneficiary, otherwise, the estate of the Participant.

SECTION 19. Effective Date of Plan. The Plan will become effective as of the date the Plan is approved by the Board; provided, however, that all Options intended to be Incentive Stock Options will automatically be converted into Non-Qualified Stock Options if the Plan is not approved by the Company's stockholders within one year (365 days) of its adoption by the Board in a manner consistent with Treas. Reg. § 1.422-5.

SECTION 20. Term of Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the effective date, and no Awards under the Plan shall thereafter be granted.

SECTION 21. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION 22. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the state of Delaware, without regard to the application of the principles of conflicts of laws.

SECTION 23. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company's personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, (5) days after the date of mailing by registered or certified mail.

SECTION 24. Section 409A.

(a) Intent. The Company intends that each Award granted under the Plan either be exempt from, or comply with, Section 409A of the Code, and the Plan and each Award Agreement shall be construed, administered and interpreted in a manner consistent with that intent. If any provision of the Plan or of any Award Agreement would result in adverse tax consequences under Section 409A of the Code, the Committee may amend that provision, or take such other action as it reasonably determines to be necessary, to avoid such consequences, and no such action shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award.

(b) Payment Events. To the extent any amount or benefit constituting “deferred compensation” under Section 409A of the Code is otherwise payable or distributable under the Plan or any Award Agreement solely by reason of a Change in Control, a Participant’s Disability, or a Participant’s “separation from service” (within the meaning of Section 409A of the Code), such amount or benefit shall not be paid or distributed by reason of that circumstance unless the Committee determines in good faith that (i) the circumstance constitutes a change in ownership or effective control, a disability, or a separation from service, as applicable, within the meaning of Section 409A(a)(2)(A) of the Code and the regulations thereunder, or (ii) the payment or distribution would be exempt from Section 409A of the Code by reason of the short-term deferral exemption or otherwise.

(c) Six-Month Delay. Notwithstanding anything in the Plan or any Award Agreement to the contrary, any payment or distribution that would otherwise be made to a Participant who is a Specified Employee on account of the Participant’s separation from service shall not be made before the date that is six months after the date of such separation from service (or, if earlier, the date of the Participant’s death), unless the payment or distribution is exempt from Section 409A of the Code by reason of the short-term deferral exemption or otherwise.

(d) No Company Liability. Notwithstanding the foregoing, neither the Company nor any Affiliate shall be liable to any Participant or any other Person for any tax, interest or penalty imposed under Section 409A of the Code, or for any failure of an Award to be exempt from or compliant with Section 409A of the Code.

SECTION 25. Code Section 280G. Anything in the Plan or any Award to the contrary notwithstanding, in the event that any payment or benefit received or to be received by a Participant in connection with a Change of Control or Change of Control Event (all such payments and benefits, the “Total Payments”) would not be deductible (in whole or part), by the Company, an Affiliate or any person making such payment or providing such benefit as a result of Section 280G of the Code, then the portion of the Total Payments due under this Plan or any other arrangement between the Participant and the Company or an Affiliate shall be reduced if, and only if, such reduction results in the Participant’s receipt, on an after-tax basis, of a greater amount of the Total Payments after taking into account all applicable federal, state and local employment taxes, income taxes and the excise tax (all computed at the highest applicable marginal rate). Any reduction in the Total Payments required by this subsection (n) shall first reduce any cash payments due to the Participant (if necessary, to zero), and all other payments shall thereafter be reduced (if necessary, to zero); provided, however, that the Participant may elect to have noncash payments reduced (or eliminated) prior to any reduction of cash payments. For purposes of this Section 25, (i) no portion of the Total Payments the receipt or enjoyment of which the Participant shall have waived at such time and in such manner as not to constitute a “payment” within the meaning of Section 280G(b) of the Code shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which, in the opinion of tax counsel reasonably acceptable to the Participant and selected by the accounting firm which was, immediately prior to the Change of Control, the Company’s independent auditor (the “Auditor”), does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code, including by reason of Section 280G(b)(4)(A) of the Code, and (iii) the value of any noncash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. Notwithstanding the foregoing, if the payment of benefits subject to Code Section 280G of the Code is addressed separately in an employment, consulting, severance, or similar agreement between the Company and a Participant, such other agreement shall control.

2026 TECHPRECISION CORPORATION PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”: Signature_______________________________Signature, if held jointly__________________________________ Date____________, 2026 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X PROXY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE FIVE NOMINEES TO THE BOARD OF DIRECTORS; “FOR” PROPOSALS 2, 3 AND 4; AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TECHPRECISION CORPORATION. 208643 Techprecision Proxy Card Rev1 Front CONTROL NUMBER FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Votes submitted electronically by Mobile or over the Internet must be received by 11:59 p.m., Eastern Time, on September 28, 2026. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 24 Hours a Day, 7 Days a Week or by Mail Vote by Mobile or Internet QUICK EASY IMMEDIATE VOTE BY INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. VOTE AT THE MEETING – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/techprecision/2026 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. 3.Advisory vote to approve the compensation of our named executive officers. 4.Approve the adoption of the amended and restated TechPrecision Corporation 2016 Equity Incentive Plan. 1.Election of Directors (1) Andrew A. Levy (2) Victor E. Renuart Jr. (3) Walter M. Schenker (4) Alexander Shen (5) Robert D. Straus 2.Ratification of the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2027. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held September 29, 2026 The proxy statement and our 2026 Annual Report to Stockholders are available at https://www.cstproxy.com/techprecision/2026 TECHPRECISION CORPORATION PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Alexander Shen and Phillip Podgorski, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of TechPrecision Corporation the undersigned has the power to vote as of the close of business on August 27, 2026 at the Annual Meeting of Stockholders of TechPrecision Corporation to be held on September 29, 2026, or at any postponements or adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE FIVE NOMINEES TO THE BOARD OF DIRECTORS; “FOR” PROPOSALS 2, 3 AND 4; AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TECHPRECISION CORPORATION. The undersigned hereby also authorize(s) the proxy, in his or her discretion, to vote on any other business that may properly be brought before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. 208643 Techprecision Proxy Card Rev1 Back (Continued, and to be marked, dated and signed, on the other side)